UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 22, 2007

Date of Report (Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 989
Bluefield, Virginia	24605-0989

(Address of principal executive offices)	(Zip Code)

(276) 326-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On May 22, 2007, First Community Bancshares, Inc. announced by press release its second quarter 2007 cash dividend of $0.27 per share, payable on or about June 29, 2007, to shareholders of record on June 15, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
First Community also announced that the board of directors renewed the Company’s treasury stock repurchase plan. The plan allows for the repurchase and maintenance of 550,000 shares, or approximately 5% of the outstanding common stock.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is included with this report:

	Exhibit No.	Exhibit Description

	99.1	Press release dated May 22, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	May 22, 2007	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer